                     FOURTH AMENDMENT AGREEMENT AND WAIVER

     Fourth Amendment Agreement and Waiver, dated as of January 28, 1997 (this "Amendment"), among Foundation Health Corporation, a Delaware corporation (the "Borrower"), the lenders (the "Lenders") listed on the signature pages hereof and Citibank, N.A. (as successor to Citicorp USA, Inc.), as administrative agent (the "Agent") for the Lenders.

     1. The Borrower, the Lenders and the Agent have entered into a Revolving Credit Agreement, dated as of December 5, 1994, as amended by a First Amendment Agreement dated as of August 1, 1995, a Second Amendment Agreement dated as of June 28, 1996 and a Third Amendment Agreement and Waiver dated as of December 13, 1996 (such credit agreement, as it may be amended and in effect from time to time, being referred to herein as the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

     2. The Borrower Health Systems International, Inc. ("HSI") and FH Acquisition Corp. on October 1, 1996 entered into an Agreement and Plan of Merger ("Merger Agreement") pursuant to which the Borrower will become a wholly owned subsidiary of HSI (the "Merger"). The Borrower has requested the Lenders and the Agent to amend the Credit Agreement to permit the Credit Agreement to survive the Merger and to grant a waiver thereunder in connection therewith. The Lenders and the Agent have agreed to such request on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the consummation of the Merger and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

     (a) Section 1.01 is hereby amended by adding the following defined term after the definition of "HMO SUBSIDIARY" therein:

         "'HSI' means Health System International, Inc., a Delaware corporation."

     (b) Section 6.01 of the Credit Agreement is hereby amended by deleting the semicolon at the end of Section 6.01 (n) and replacing it with the word"; or" and adding the following subsection (o) after such subsection (n):

          "(o) HSI or any of its Subsidiaries (other than those Subsidiaries subject to Section 6.01 (d) hereof) shall fail to pay any Debt in a principal payment amount (whether singly or in the aggregate) equal to or in excess of $15,000,000 of HSI or such Subsidiary, as the case may be, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise (and inclusive of principal, interest, fees and penalties)), and such failure shall continue after the applicable grace period, if any, specified in the agreements or instruments relating to such Debt; or any other event shall occur or condition shall exist under any agreements or instruments relating to such Debt and shall continue after the applicable grace period, if any, specified in such agreements or instruments, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof."

     SECTION 2. WAIVERS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, any Default or Event of Default arising from the transactions contemplated by the Merger Agreement is hereby waived from the date hereof to and including June 30, 1997.

     SECTION 3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective if, on or prior to February 9, 1997, the Agent shall have received
(i) counterparts of this Amendment duly executed by the Borrower, the Majority Lenders and the Agent, (ii) resolutions of the Board of Directors of the Borrower approving this Amendment and the transactions contemplated hereby, together with an incumbency certificate with respect to the officers of the Borrower executing this Amendment and (iii) evidence that the Amended and Restated Credit Agreement, dated as of April 26, 1996 among HSI, the lenders thereto and Bank of America, N.T. & S.A., as agent, has been amended, pursuant to an amendment in form and substance satisfactory to the Agent and to the Borrower, to permit the Merger and to permit the indebtedness of the Borrower under the Credit Agreement to continue after the effectiveness of the Merger.

     SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically herein provided.

          SECTION 5. FEES, COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's legal counsel. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the Lenders (including, without limitation, reasonable fees and expenses of the Agent's legal counsel) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and other documents to be delivered under this Amendment.

          SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       THE BORROWER:

                                       FOUNDATION HEALTH CORPORATION


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       THE AGENT:

                                       CITIBANK, N.A.


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       THE LENDERS:

                                       CITIBANK, N.A.


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:



                                       NATIONSBANK OF TEXAS, N.A.


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       BANK OF AMERICA, N.T. & S.A.


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       THE CHASE MANHATTAN BANK,


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       THE BANK OF NOVA SCOTIA


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       THE DAI-ICHI KANGYO BANK, LIMITED,
                                       SAN FRANCISCO AGENCY


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       THE FUJI BANK, LIMITED


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLEENBANK B.A.,
                                       "RABOBANK NEDERLAND",
                                       NEW YORK BRANCH


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       THE SUMITOMO BANK, LIMITED,
                                       SAN FRANCISCO BRANCH


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       THE LONG-TERM CREDIT BANK OF
                                       JAPAN, LTD.


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       THE SANWA BANK, LIMITED


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title: